                                                                    Exhibit 23.1



                          Consent of Ernst & Young LLP


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the 1997 Incentive and Stock Option Plan of ExecuStay Corporation of our report dated July 2, 1998, with respect to the combined financial statements of Accommodations America 1998, Inc. included in the Form 8-K/A, dated May 29, 1998, filed with the Securities and Exchange Commission.


                                        /s/ ERNST & YOUNG LLP

San Francisco, California
August 11, 1998




                                       1